SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): November 30, 2000
                           Ursus Telecom Corporation
          (Exact name of registrant as specified in its charter)


      Florida                         0-29674                   65-0398306
(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation or Organization     File Number)          Identification No.)


        440 Sawgrass Corporate Parkway, Suite 112, Sunrise, Florida 33325
                     (Address of Principal Executive Offices)

         Registrant's telephone number, including area code (954-846-7887)



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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On November 30, 2000, Johannes S. Seefried tendered his resignation as the Chief Financial Officer of Ursus Telecom Corporation (the "Company") effective as of December 31, 2000 which coincides with the end of the term of his employment agreement, dated June 19, 2000. Furthermore, effective November 30, 2000, Mr. Seefried resigned from the Board of Directors and as Secretary of the Company.

     Steven Relis, currently the Company's Chief Accounting Officer will be taking over the active duties of the Chief Financial Officer effective December 4, 2000 on an interim basis, until the Company makes a final decision regarding the appointment of a permanent Chief Financial Officer.

ITEM 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

            99.1   Press release dated December 4, 2000.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    URSUS TELECOM CORPORATION


                                  By: Steven L. Relis
                                     --------------------------
                                      Steven L. Relis
                                      Chief Accounting Officer
                                      and authorized officer of registrant


Dated: December 5, 2000